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                                                                    EXHIBIT 10.8

                            NONSTATUTORY STOCK OPTION

         Terren S. Peizer, Optionee:

         Hollis-Eden, Inc. (the "Company") has this day granted to you, the optionee named above, an option to purchase shares of the common stock of the Company ("Common Stock"). This option is not intended to qualify as and will not be treated as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

         The grant hereunder is in connection with and in furtherance of the Company's compensatory benefit plan for participation of the Company's employees (including officers, directors and consultants) and is intended to comply with the provisions of Rule 701 promulgated by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act").

         The details of your option are as follows:

         1. Number of Option Shares and Vesting. The total number of shares of Common Stock subject to this option is Two Million Four Hundred Thousand (2,400,000). Subject to the limitations contained herein, including provisions in 6.3 of the Employment Agreement, this option shall vest with respect to each installment shown below on or after the date of vesting applicable to such installment, as follows:

            Date of Earliest Exercise                     Number of Shares
                    (Vesting)                              (Installment)

                  February 6, 1998                            400,000
                  February 6, 1999                            400,000
                  February 6, 2000                            400,000
                  February 6, 2001                            400,000
                  February 6, 2002                            400,000
                  February 6, 2003                            400,000

         In the event Optionee's employment with the Company is terminated without cause as provided in the Employment Agreement, the Optionee shall be entitled to immediate vesting of all stock options granted to him hereunder.

         2. (a) Exercise Price. The exercise price of this option is five dollars ($5.00) per share.

            (b) Method of Payment. Payment of the exercise price per share is due in full upon exercise of all or any part of each installment which has

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accrued to you. You may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives:

                      (i) Payment of the exercise price per share in cash (including check) at the time of exercise;

                      (ii) Payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds or any other method of "cashless" exercise agreed upon by the Optionee and the Company;

                      (iii) Provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise;

                      (iiv) Payment by a combination of the methods of payment permitted by subparagraph 2(b)(i) through 2(b)(iii) above.

         3. Securities Law Compliance. Notwithstanding anything to the contrary contained herein, this option may not be exercised unless the shares issuable upon exercise of this option are then registered under the Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Act.

         4. Minimum Exercise. The minimum number of shares with respect to which this option may be exercised at any one time is one hundred (100), except (a) as to an installment subject to exercise, as set forth in paragraph 1, which amounts to fewer than one hundred (100) shares, in which case, as to the exercise of that installment, the number of shares in such installment shall be the minimum number of shares, and (b) with respect to the final exercise of this option this minimum shall not apply. In no event may this option be exercised for any number of shares which would require the issuance of anything other than whole shares.

         5. Term. The term of this option commences on February 6, 1997 (the date of grant) and, unless sooner terminated as set forth below, terminates as to one-sixth (1/6) of the grant on the tenth anniversary of each vesting date.In no event may this option be exercised on or after the date on which it terminates. This option shall terminate prior to the expiration of its term as follows: (i) three (3)

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months after your Termination Date if termination is either by you or the
Company "For Cause" pursuant to your Employment Agreement with the Company dated February 6, 1997; or:

            (a) such termination of service is due to your permanent and total disability (within the meaning of Section 422(c)(6) of the Code), in which event the option shall terminate on the earlier of the Expiration Date set forth above or twelve (12) months following such termination of service; or

            (b) such termination of service is due to your death, in which event the option shall terminate on the earlier of the Expiration Date set forth above or eighteen (18) months after your death; or

            (c) during any part of such three (3) month period the option is not exercisable solely because of the condition set forth in paragraph 3 above, in which event the option shall not terminate until the earlier of the Expiration Date set forth above or until it shall have been exercisable for an aggregate period of three (3) months after the termination of service; or

            (d) exercise of the option within three (3) months after your Termination Date would result in liability under section 16(b) of the Securities Exchange Act of 1934, in which case the option will terminate on the earlier of
(i) the Expiration Date set forth above, (ii) the tenth (10th) day after the last date upon which exercise would result in such liability or (iii) six (6) months and ten (10) days after your Termination Date with the Company or an affiliate.

         However, this option may be exercised following your Termination Date only as to that number of shares as to which it was exercisable on the Termination Date under the provisions of paragraph 1 of this option.

         In the event the Optinee's employment with the Company is terminated without cause, in which case, as provided in paragraph 1 above, he shall be entitled to immediate vesting of any unvested portion of the grant made hereunder, the option shall terminate on the tenth anniversary of each vesting date in the case of any portions of the grant vested prior to the Termination Date, and on the tenth anniversary of the Termination Date in the case of any unvested portion of the grant to which he is entitled to accelerated vesting.

         6. Exercise. (a) This option may be exercised, to the extent specified above, by delivering a notice of exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then reasonably require.

            (b) By exercising this option you agree that:

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                      (i)   as a precondition to the completion of any exercise
of this option, the Company may require you to enter an arrangement providing for the cash payment by you to the Company of any tax withholding obligation of the Company arising by reason of: (1) the exercise of this option; (2) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise; or (3) the disposition of shares acquired upon such exercise; and

                      (ii) the Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that you not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty
(180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. You further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

         7. Covenant of Company. During the term of this option, the Company shall keep available at all times the number of shares of stock required to satisfy the exercise of such option.

         8. Adjustment Upon Changes in Stock. (a) If any change is made in the stock subject to this option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), this option will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to the option. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive (the conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

            (b) In the event of: (i) a merger or consolidation in which the Company is not the surviving corporation; or (ii) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise; or (iii) a sale of all or substantially all of the assets of the Company, then, to the extent permitted by applicable law: (1) any surviving corporation shall assume this option or shall substitute a similar option (including an option to acquire the same consideration paid to stockholders in the transaction described in this subparagraph 9(b)), if this option is still outstanding, or (2) in the event any surviving corporation refuses to assume or continue this option, or to substitute a

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similar option for this option (if still outstanding), then this option shall become fully vested and exercisable for a period of 30 days, following which it shall be terminated if not exercised during such 30 day period. Following any assumption or substitution of this option under this subparagraph 9(b), if your service to the Company or its successor is terminated other than upon your voluntary resignation, this option shall become fully vested and exercisable and shall remain exercisable until otherwise terminated in accordance with the provisions of this option. In the event of a dissolution or liquidation of the Company, this option (if still outstanding) shall terminate if not exercised prior to such event.

         9. Transferability. This option is not transferable, except by will or by the laws of descent and distribution, or a lifetime gift to a trust for the benefit for any of the following: Terren S. Peizer, Signy Coleman, any family members (wife, children, parents, and brothers) or any entity related to the above, and is exercisable during your life only by you. By delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise this option.

         10. Option Not a Service Contract. This option is not an employment contract and nothing in this option shall be deemed to create in any way whatsoever any obligation on your part to continue in the employ of the Company, or of the Company to continue your employment with the Company. In the event that this option is granted to you in connection with the performance of services as a consultant or director, or in the event that this option is granted to you in connection with the performance of services as an employee and you subsequently perform services as a consultant or director, references to employment, employee and similar terms shall be deemed to include the performance of services as a consultant or a director, as the case may be, provided, however, that no rights as an employee shall arise by reason of the use of such terms.

         11. Notices. Any notices provided for in this option shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the address specified below or at such other address as you hereafter designate by written notice to the Company.

         12. Amendment. This option may be amended by the Board of Directors (the "Board") of the Company at any time; provided, however, that any change that would adversely affect your rights in this option must first be approved by you in writing before becoming effective.

         13. Administration. This option is subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company. This authority shall be exercised by the Board, or by a committee of one or more members of the Board in the event that the Board

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delegates its authority to a committee. The Board, in exercise of this authority, may correct any defect, omission or inconsistency in this option in a manner and to the extent the Board shall deem necessary or desirable to make this option fully effective. References to the Board shall mean the committee if a committee has been appointed by the Board. Any interpretations, amendments, rules and regulations promulgated by the Board shall be final and binding upon the Company and its successors in interest as well as you and your heirs, assigns, and other successors in interest.

         14. Rights as Stockholder. Neither you nor any person to whom this option is transferred under paragraph 9 of this option shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to this option unless and until such person has satisfied all requirements for exercise of this option pursuant to its terms.

         Dated the _____ day of February, 1997.

                                    Very truly yours,

                                    Hollis-Eden, Inc.



                                    By: /s/ Richard B. Hollis
                                       -----------------------------
                                        Duly authorized on behalf
                                        of the Board of Directors

Attachments:

Notice of Exercise

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The undersigned:

         (a) Acknowledges receipt of the foregoing option and the attachments referenced therein and understands that all rights and liabilities with respect to this option are set forth in the option; and

         (b) Acknowledges that as of the date of grant of this option, it sets forth the entire understanding between the undersigned optionee and the Company and its affiliates regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject with the exception of (i) the options previously granted and delivered to the undersigned under stock option plans of the Company, and (ii) the following agreements only:

         NONE     /s/ TSP
                  -----------
                  (Initial)

         OTHER    ___________________
                  ___________________
                  ___________________


                                     /s/ Terren S. Peizer
                                    ---------------------------
                                    Terren S. Peizer, Optionee

                                    Address:      ______________________________
                                    ____________________________________________
                                    ____________________________________________

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                               NOTICE OF EXERCISE

Hollis-Eden, Inc.
808 SW Third Avenue, Suite 540
Portland, OR  97204

                                             Date of Exercise:__________________


Ladies and Gentlemen:

         This constitutes notice under my stock option that I elect to purchase the number of shares for the price set forth below:

         Type of option (check one):     Incentive [_]          Nonstatutory [_]

         Stock option dated:             _________________________________

         Number of shares as to
         which option is
         exercised:                      _________________________________

         Certificates to be
         issued in name of:              _________________________________

         Total exercise price:           $_________________________

         Cash payment delivered
         herewith:                       $_________________________

         Value of ________ shares of
         Hollis-Eden, Inc. common
         stock delivered herewith/1/:    $_________________________

_____________________
/1/ Shared must meet the public trading requirements set forth in the option. Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

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         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the Stock Option, (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option, and (iii) if this exercise relates to an incentive stock option, to notify you in writing within fifteen (15) days after the date of any disposition of any of the shares of Common Stock issued upon exercise of this option that occurs within two (2) years after the date of grant of this option or within one (1) year after such shares of Common Stock are issued upon exercise of this option.

         I hereby make the following certifications and representations with respect to the number of shares of Common Stock of the Company listed above (the "Shares"), which are being acquired by me for my own account upon exercise of the Option as set forth above:

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Act"), and are deemed to constitute "restricted securities" under Rule 701 and "control securities" under Rule 144 promulgated under the Act. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Act and any applicable state securities laws.

         I further acknowledge that I will not be able to resell the Shares for at least ninety days after the stock of the Company becomes publicly traded (i.e., subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934) under Rule 701 and that more restrictive conditions apply to affiliates of the Company under Rule 144.

         I further acknowledge that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Act, I will now sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period not to exceed one year following the effective date of the registration statement of the Company filed under the Act (the "Effective Date") as may be requested by the Company or the representative of the underwriters. I further agree that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

                                         Very truly yours,

                                       9.